Exhibit 99

Florida East Coast Industries Investor Presentation

February 2006

Florida East Coast INDUSTRIES

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Florida East Coast Railway

Florida East Coast
INDUSTRIES

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Florida East Coast Railway
Key Financial Data

FECR Historical Financials (in millions)

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
160.7
166.8
181.0
200.8
237.9
252.0 - 262.0
57.7
59.9
62.6
67.5
85.5
41.3
42.2
43.0
47.3
63.7
70.0 - 73.0
2001
2002
2003
2004
2005
2006 Outlook*
Operating revenues
Operating Profit before Depreciation and Amortization**
Operating Profit

2005 vs. 2004

> Revenues increased 18.5%

> Operating Profit increased 34.7%

> 2005 Operating Ratio of 73.2%

2006 Outlook

> Revenue growth of 6-10%

> Operating Profit growth of 10-15%

> Capital Expenditures of $48-$53 million

*2006 Outlook excludes any impact related to Hurricane Wilma

Second best operating ratio of publicly traded rails

Florida East Coast INDUSTRIES

February 14, 2006 | 8

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Segment Revenue

Railway Segment Revenues

Twelve months ended 12/31/05

Accessorial
2%
Aggregate
29%
Vehicles
and
Equipment
8%
Other
18%
Intermodal
43%

Railway Flow of Goods

Twelve Months ended 12/31/05

Start on FECR
5%
End on FECR
35%
Start & End on
FECR
60%

Florida East Coast
INDUSTRIES
9

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Commodity Detail
Aggregate – 29% of total revenues

Aggregate Revenues 2003-2005
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
Revenues

Florida East Coast INDUSTRIES

February 14, 2006 | 10

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Flagler Development Company

Florida East Coast
INDUSTRIES

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Flagler Development Company Key Financial Data[1]

Rental and Services Revenue

$87.4
2006 expected in range of $92 to $97 million
2001
2002
2003
2004
2005
2006 Outlook (4)

Rental Properties Operating Profit before D&A[3]

$44.8
$61.0
2006 expected in range of $58 to $61 million
2001
2002
2003
2004
2005
2006 Outlook (4)

Capital Expenditures

(in millions)

$132.7
$90.0
$27.0
2006 expected in range of $80 to $90 million
2001
2002
2003
2004
2005 (2)
2006 Outlook (4)

Overall Occupancy (%)

Florida East Coast INDUSTRIES

February 14, 2006 | 17

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South Florida Industrial Market Historical Overview

Medley, Hialeah, Miami Lakes and Miami Airport Industrial Markets: Historical Overview

1,650,000
1,500,000
1,350,000
1,200,000
1,050,000
900,000
750,000
600,000
450,000
300,000
150,000
0
-150,000
-300,000
-450,000
16.00%
12.00%
8.00%
4.00%
0.00%
-4.00%
Net Absorption
Delivered Inventory
Vacancy

Rate($): 5.93 5.99 5.92 5.90 5.94 5.93 6.11 6.09 6.03 6.24 6.03 6.46 6.53 6.51 6.67 6.83 6.94

Source: CoStar Property

Florida East Coast Industries

February 14, 2006 | 18

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South Florida Office Market Historical Overview

Miami Lakes and Miami Airport Industrial Markets: Historical Overview

600,000
450,000
300,000
150,000
0
-150,000
16.00%
12.00%
8.00%
4.00%
0.00%
-4.00%
Net Absorption
Delivered Inventory
Vacancy

Rate($): 21.09 21.51 21.55 21.59 21.63 21.55 21.59 20.94 20.77 21.04 21.12 20.93 20.85 21.19 21.77 22.02 22.16

Source: CoStar Property®

Florida East Coast INDUSTRIES

February 14, 2006 | 19

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Orlando Office Market Historical Overview

Orlando Office Market: Historical Overview

450,000
300,000
150,000
0
-150,000
2Q2002
3Q2002
4Q2002
2Q2003
3Q2003
1Q2004
2Q2004
3Q2004
4Q2004
1Q2005
2Q2005
3Q2005
4Q2005
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
3.00%
1.00%
-1.00%
-3.00%
Net Absorption
Delivered Invent.
Vacancy

Rate($): 20.24 19.57 19.66 19.83 19.41 18.85 18.56 18.53 20.24 20.92 20.59 21.52 21.84 21.74 21.62 21.47

Source: CoStar Property

Florida East Coast Industries

February 15, 2006 | 23

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North Florida Office Market Historical Overview

Southside and Butler Baymeadows Office Market: Historical Overview

Rate($): 17.61 18.86 17.61 18.27 18.14 18.32 18.46 18.38 18.46 18.63 18.55

Source: CoStar Property

Florida East Coast INDUSTRIES

February 15, 2006 | 25

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Exhibit 99

Florida East Coast Industries
Investor Presentation

February 2006

[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Florida East Coast Industries
Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may,” and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean), the ability of each party to the announced transaction to satisfy the closing conditions in the agreement, expected completion dates, completion of existing and future projects, statements regarding accessibility, visibility, expansion opportunities, changes in the general and local real estate market or in general economic conditions, including an economic slowdown or recession; industry competition; availability of buyers to obtain financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, ability to obtain certain permits, zoning, and entitlements and delays resulting from; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; the ability to complete agreements and meet requirements, terms and conditions for closing transactions; the ability to complete transactions within specified time frame; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; and other risks inherent in the real estate and other business of the Company.  Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	2

Florida East Coast Industries
Overview

>	Operates through two wholly-owned subsidiaries

> Florida East Coast Railway (FECR): regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami

> Flagler Development Company (Flagler): Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties throughout the state of Florida

>	Founded in 1883 by Henry Flagler. Flagler bought or acquired large tracts of land in close proximity to the railroad

>	In 2000, FECI completed a tax-free spin-off from St. Joe Company

>	In January 2006, FECI announced an agreement to acquire Codina Group and related property interests

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Florida East Coast Industries
Fundamental Business Drivers

>	Florida’s economic growth is among the most robust in the U.S.

>	Advantage is strategic location, which cannot be replicated today

>	Premier real estate and transportation company serving the most dynamic markets in Florida

>	Strong platform for growth

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	4

Florida Market Opportunity
Growing at Twice the National Average

>	Population
	>	4th most populous state
	>	US Census predicts that within the next decade, Florida will become the 3rd most populous state
	>	4th largest labor force
	>	1,000+ people move to Florida each day

>	Economy
	>	4th largest gross state product
	>	8th largest economy in the western hemisphere
	>	15th largest economy in the world
	>	12% lower labor cost than the national average
	>	Fastest rate of annual job growth among the ten most populous states
	>	Florida unemployment rate at 11/05 was 3.6%, the lowest rate for Florida since 1976

>	“Global Gateway”
	>	Strategic/economic center of the Americas
	>	Nearly 50% of all US trade with CAFTA nations

>	Business-friendly government

>	Tourism
	>	Top travel destination in the world
	>	$57 billion (or 20%) of Florida’s economy in 2004

Population Growth Rate (%)

[CHART APPEARS HERE]

Employment Growth Rate (%)

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	5

Florida East Coast Railway

[LOGO OF FLORIDA EAST COAST INDUSTRIES]

FECR Overview

>	Committed to being the premier transportation solution in Florida and beyond

>	Competitive advantages:

	>	Scheduled trains and customer service focused

	>	Shape of Florida creates imbalanced lane for flow of goods – providing cost advantage to rail transportation

	>	Favorable labor agreements

	>	Strong focus on safety

	>	Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

	>	Experienced, innovative management

	>	Ongoing expense management

[GRAPHIC APPEARS HERE]

Photograph by Robert T. Nordstrom

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	7

Florida East Coast Railway
Key Financial Data

2005 vs. 2004

>	Revenues increased 18.5%

>	Operating Profit increased 34.7%

>	2005 Operating Ratio of 73.2%

2006 Outlook

>	Revenue growth of 6-10%

>	Operating Profit growth of 10-15%

>	Capital Expenditures of $48-$53 million

FECR Historical Financials (in millions)
[CHART APPEARS HERE]

*	2006 Outlook excludes any impact related to Hurricane Wilma
**	A reconciliation to the most comparable GAAP measure is provided on page 30

Second best operating ratio of publicly traded rails

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	8

Segment Revenue

Railway Segment Revenues
Twelve months ended 12/31/05

[CHART APPEARS HERE]

Railway Flow of Goods
Twelve Months ended 12/31/05

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	9

Commodity Detail
Aggregate – 29% of total revenues

>	FECR 2005 aggregate volume and revenue up 10.3% and 16%, respectively, over 2004

>	Florida produces 60% of its annual aggregate need

>	Florida is the 3rd largest producer and consumer of aggregate

>	Federal Highway Authorization Bill and Florida DOT 2006 budget have significant increases in dollars allocated for Florida’s infrastructure spending

>	Top Customers:

> Rinker – largest quarry in the US (FEC Quarry). Produces 13 million tons of aggregate annually. Florida’s largest building and construction materials supplier

> Titan America – Pennsuco quarry, located in Medley, is the 5th largest in the US. Produces 7.5 million tons of aggregate annually

> White Rock – operates the 2nd largest producing quarry in the US. Produces 9-10 million tons annually

[CHART APPEARS HERE]

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Commodity Detail
Intermodal – 43% of total revenues

>	FECR 2005 intermodal volume and revenue up 9.2% and 19.3%, respectively, over 2004

>	Florida’s shape and growth is shifting the value proposition to rail industry from trucks
	>	Rail provides a more direct, cost-effective transportation solution

>	Florida is an international trade hub
	>	Exclusive access to ports provides clear competitive advantage

>	Customer service focus driving demand
	>	Scheduled train service
	>	FECR’s “Valet Service”
	>	Highway Services maintains 99% on-time delivery in key distribution markets

>	Top customers:
	>	Wal-Mart
	>	Crowley
	>	UPS
	>	Tropical Shipping
	>	Yellow Freight
	>	Pepsi
	>	Seaboard Marine

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	11

Florida’s Dynamics are Driving Growth for FECR

>	Florida’s population growth fuels aggregate growth
	>	Need for new road construction and infrastructure upgrades
> Additional federal and state dollars have been allocated
	>	Residential and commercial construction
	>	Recent hurricanes have prompted changes in building code requirements

>	Florida’s shape and growth drives intermodal growth
	>	Florida is a consuming state (flow of goods north to south)
	>	Increased trade with South and Central America
	>	Increased capacity at ports and airports
	>	Current state of the trucking industry
	>	Increasing road congestion
	>	Changing political and economic climate in Central and South America

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	12

Investing for Future Growth

>	Medley Wye
> Project completed in 2005. Freed up capacity at Hialeah Yard, allowing unit aggregate trains to bypass yard

>	Medley Rock Yard
>

Completion expected in 1Q06.  Will allow aggregate car switching to occur outside the Hialeah yard, improving productivity and efficiency of rock shipments and freeing up room for future growth and expansion

>	Indian River Siding
> Project to be completed by end of 2006, adding 11 miles of siding to maintain fluidity of the Railway and support increased volumes

>	Four new locomotives
> Delivery expected in late 2006
> Provide additional capacity in the movement of aggregate and intermodal business

>	Improving asset utilization
> Improved monthly turns of hopper cars and trailers

>	Opened new Ft. Pierce intermodal facility in 2004 to handle additional volume and new business

[GRAPHICS APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	13

Flagler Development Company

[GRAPHIC APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]

Flagler Development Company
Growth Drivers

>	Exceptional assets in Florida’s strongest markets – Jacksonville, Orlando and South Florida

>	Expertise in
	>	Land and building development – major infrastructure and industrial and office space
	>	Management and Leasing of over 8.2 million square feet (95% occupied at 12/31/05)

>	Value creation through
	>	Entitlement process
	>	Infrastructure development
	>	Commercial development and leasing
	>	Build-to-suits
	>	1031 exchanges

>	Speed to Market - quality land bank with entitlements in place

>	Capital flexibility

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	15

Flagler has Exceptional Assets
in Florida’s Strongest Markets

Building Portfolio
64 office and industrial buildings

Land Portfolio
Approx. 2,540 Unentitled Acres
(excl. FECR land)

Entitlements
643 Acres / 10.1 million sq. ft.

Building Portfolio (12/31/05)	Existing	Under Development	Total

Jacksonville	2,463,368	377,382	2,840,750
Orlando	838,801	136,414	975,215
Miami/Doral/Sunrise	4,089,663	278,934	4,368,597

Total(s)	7,391,832	792,730	8,184,562

[GRAPHIC APPEARS HERE]

NORTH FLORIDA PORTFOLIO:

Flagler Center
Deerwood North
Deerwood South
Gran Park at The Avenues
duPont Center
The Office Centre at Southpoint

CENTRAL FLORIDA PORTFOLIO:

SouthPark Center
Lakeland Central Park
Lakeland Distribution Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza
Sunrise Corporate Plaza I

Flagler Station Business Park
Doral Concourse

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	16

Flagler Development Company
Key Financial Data(1)

Rental and Services Revenue

[CHART APPEARS HERE]

Capital Expenditures
(in millions)

[CHART APPEARS HERE]

(1)	All data on this page reflects continuing operations.
(2)	Includes $74 million for acquisitions of land and/or finished buildings.
(3)	A reconciliation to the most comparable GAAP measure is provided on page 30
(4)	2006 Outlook excludes any impact related to Hurricane Wilma and the Codina acquisition

Rental Properties Operating Profit before D&A(3)
[CHART APPEARS HERE]

Overall Occupancy (%)
[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	17

South Florida Industrial Market
Historical Overview

>	One of the tightest industrial markets in the US; increased demand and limited land supply

>	$4.8 billion renovation and expansion of Miami Airport will increase demand for industrial space

>	Inventory levels well below 20-year average

>	Vacancy rates are reaching historic lows

>	Rental rates have been climbing over the last 5 quarters - trends expected to continue

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	18

South Florida Office Market
Historical Overview

>	Office-based employment continuing to rise in South Florida

>	Inventory additions over the last several years have been minimal

>	Vacancy rates trending down

>	Average rents have remained stable over the past 3 years, but higher rates are occurring in some markets

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	19

Flagler’s Assets in South Florida

Sunrise Corporate Plaza I, 107,000 sq. ft. office building in Sunrise	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Flagler Station, 34 buildings (3.9m sq. ft.), entitlements for an additional 2.7m sq. ft.

Miami Central Business District, 8 acres in downtown Miami	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Flagler Plaza, 41 acres, with 800,000 sq. ft. of entitlements, in Sunrise

Office building at Flagler Station, currently 52% pre-leased	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Doral Concourse, 240,000 sq. ft. office building in Doral

Ryder System world headquarters located at Flagler Station	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Industrial building in lease up at Flagler Station

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 14, 2006	|	20

Investing for Future Growth
Codina Acquisition

What We are Buying:
>	Codina Group, located in Coral Gables, FL, a premier real estate operating company led by Armando Codina, one of the most experienced and innovative real estate professionals in the state
>	An extraordinary collection of strategically located land tracts
>	Interests in real estate ventures with key partners and proven track records
Strategic Rationale:
>	Combination with Codina Group creates premier real estate firm in Florida
>	Creates an outstanding development land bank in one of the most dynamics markets in Florida amid shrinking supply of available land
>	Enhances offering of resident capabilities
> Consulting
> Development
> Construction management
> Brokerage
>	Adds Armando Codina, one of the most successful developers in the state, to the FECI management and board of directors
>	Total consideration of $185 million; up to an additional $85 million in deferred equity
>	The transaction is expected to be completed by first quarter 2006

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	21

Codina’s Assets to be Acquired in South Florida

Burger King, 30% interest in a venture with an affiliate of JP Morgan to acquire land and construct at 15-story, 250,000 sq. ft. building for corporate headquarters for Burger King

Beacon Lakes, 21.2% interest in a venture with AMB properties that owns a 432-acre industrial park, including 3 industrial buildings and entitlements for an additional 6.2 million sq. ft. in West Dade

Beacon City Center, a venture with an affiliate of JP Morgan that holds an exclusive option to acquire and redevelop a 77-acre property in Doral into residential units and office condominiums

Red Road Commons, a proposed 50% interest in a venture with an affiliate of Fairfield Properties to build residential apartments on land to be leased in Miami

Gables Office Building, a 45,000 sq. ft. office building to be developed in Coral Gables in 2006

Beacon commons, 92 acres in Doral, future site of a retail, office and residential development

Beacon Countyline, 457 acres in Hialeah plus an additional 40 adjacent acres.  Future plans are for the creation of a large industrial park

[GRAPHICS APPEAR HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	22

Orlando Office Market
Historical Overview

>	Strong labor market, with unemployment rate at 3.2%, well below Florida and US

>	Home to many growing tourism and service companies

>	4th quarter 2005 experienced the lowest office vacancies and highest net absorption since those recorded in 2001

>	Leasing activity proved healthy as overall vacancy rates declined significantly, absorption grew and average lease rates increased moderately

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	23

Flagler’s Assets in Central Florida

SouthPark Center, 7 buildings (1m sq. ft.), entitlements for an additional 1.7m sq. ft.

SouthPark Center Bldg 600, 131,607 sq. ft. office/warehouse building

SouthPark Center Bldg 1100, a 137,000 sq. ft office building occupied by Starwood Vacation Ownership

SouthPark Center Bldg 1200, a 136,000 sq. ft. building currently in the lease up stage

Lakeland Central Park, future site of a 5m sq. ft. industrial park, currently obtaining entitlements

[GRAPHICS APPEAR HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	24

North Florida Office Market
Historical Overview

>	Strong labor market, with unemployment rate at 3.5%, well below Florida and US

>	Vacancy rates decreased in 2005

>	Average rents have remained stable over the last three years, but new buildings are achieving higher rents

>	Low cost of living and housing (7.3% and 13.9% lower than the national average, respectively) are attractive to corporations for expansions and corporate and back office relocations

[CHART APPEARS HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	25

Flagler’s Assets in North Florida

The Office Centre at Southpoint, 60,000 sq. ft. office building

Lakeside Two, a 114,000 sq. ft. office building at Flagler Center, currently in the lease up stage

A 151,000 sq. ft. warehouse at Flagler Center, currently in lease up stage

Flagler Center, 9 buildings (1m sq. ft.), entitlements for additional 2.9m sq. ft.

Deerwood North and South, 8 building (771,000 sq. ft.) park in Jacksonville

Gran Park at The Avenues, 7 buildings (570,000 sq. ft.)

duPont Center, two 80,000 sq. ft. office buildings and entitlements for an additional 500,000 sq. ft.

[GRAPHICS APPEAR HERE]

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	26

Combined Flagler/Codina Development Potential
Opportunities for Future Growth

Industrial, Office and Retail space

Market (sq ft. in thousands)	Flagler Existing and Under Development	Flagler Planned Future Development[1]	Codina Group Existing & Future Development (100% owned)	Codina Group Existing & Future Development (Joint Venture)[2]	Total Combined

Jacksonville	2,841	4,504			7,345
Orlando/Lakeland	975	8,927			9,902
Miami/Doral/Sunrise	4,369	5,312	5,775	1,429	16,885
Total	8,185	18,743	5,775	1,429	34,132

1.	Based on existing entitlements/zoning or currently in process of obtaining vested entitlements
2.	Square footage adjusted to reflect percentage of ownership interest in joint ventures

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	27

Florida’s Dynamics are Driving Growth for Flagler

>	Overall Florida economy is the fastest-growing among the 10 largest states
	>	Leading the US in job creation – added over 250,000 jobs in 2005

>	Population growth is driving demand for infrastructure
	>	Office/retail development follow new residents – population growth in the markets we operate is robust
	>	Immigration remains strong

>	Developable land in Florida is becoming increasingly scarce
	>	Strong land bank for long-term growth

>	Corporations increasingly moving to Florida as a result of its business-friendly environment

>	International trade hub – increased possibilities with CAFTA
	>	Corporations establish Latin America headquarter here

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	28

Investment Proposition

>	Strategic position in Florida provides strong competitive advantages for FECI
	>	Population growth driving demand for infrastructure, increased flow of goods and economic development activities

>	Diverse set of assets cannot be duplicated today
	>	FECR services the entire east coast of Florida, with exclusive access to major ports
	>	Increasingly valuable land holdings in the most dynamic markets of Florida

>	Well-run and established businesses
	>	FECR has the 2nd best operating ratio of all publicly traded railroads in North America
	>	Portfolio of stabilized office and industrial buildings with 95% occupancy
	>	Active development pipeline

>	Strong operations and balance sheet provide ample resources to fund growth

>	Reinvesting capital into value-creating assets and growth opportunities

[LOGO OF FLORIDA EAST COAST INDUSTRIES]	February 15, 2006	|	29

Reconciliation of Non-GAAP
 to GAAP Measures

(in millions)	2001	2002	2003	2004	2005	Outlook 2006

Railway Segment’s operating profit	$41.3	$42.2	$43.0	$47.3	$63.7	$70-73
Railway Segment’s – depreciation expense	16.4	17.7	19.6	20.2	21.8

Railway Segment’s operating profit before depreciation	$57.7	$59.9	$62.6	$67.5	$85.5
Flagler’s rental properties’ operating profit	$19.0	$18.2	$17.8	$21.7	$27.6	$26-29
Rental properties’ D&A expenses	19.7	20.6	22.3	$23.1	28.2	32

Rental properties’ operating profit before D&A expense	$38.7	$38.8	$40.1	$44.8	$55.8	$58-$61

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